Exhibit 10.2

NOTE

LENDER: ACCESS ROAD CAPITAL, LLC	New York, New York
PRINCIPAL AMOUNT: $10,000,000.00	July 16, 2020

FOR VALUE RECEIVED, the undersigned (the “Borrowers”) hereby promise to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds, pursuant to such Credit Agreement, dated as of July 16, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), between Borrowers and Lender, (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to the Loan and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of the Loan.

The Borrowers hereby promise to pay interest at the Default Rate, on demand, on the Loan and other Obligations as provided in the Credit Agreement.

The Borrowers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever as further provided in the Credit Agreement. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

This note is the Note referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Credit Agreement.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT AND THE INTERCREDITOR AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, this Note is executed as of the date set forth above.

BORROWERS:

FUBOTV INC., a Delaware corporation

By:	/s/ Simone Nardi
Name:	Simone Nardi
Title:	Chief Financial Officer

FACEBANK GROUP, INC., a Florida corporation

By:	/s/ David Gandler
Name:	David Gandler
Title:	CEO